PROMISSORY NOTE EXTENSION

THIS PROMISSORY NOTE EXTENSION (EXTENSION"), dated as of June 1, 2012, among Shop Eat Live Inc., a Nevada corporation (the "Company"), and Victor M. Loehrer, the ("Holder").

WHEREAS, on February 10, 2011 the Company issued a Demand Note due August 11, 2011, to the Holder in an aggregate principal amount of $50,000 (the "Note"); and

WHEREAS, on December 1, 2011 the Company and the Holder entered into a Promissory Note Extension extending the repayment elate of the Note both in principal and interest until June 1, 2012, and

WHEREAS, the Company has requested that the Holder extend the repayment date of the Note both in principal and interest, a second time, until November 30, 2012 as set forth herein,

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties hereinafter set forth, the parties hereto hereby agree as follows:

1.

REPAYMENT DATE. The Holder and the Company agree that the new repayment date under the Note shall be November 30, 2012.

2.

REPAYMENT OF PRINCIPAL AND INTEREST. The Company hereby agrees and confirms that all principal and interest and any other amounts payable by the Company on the Note dated February 10, 2011, shall be repaid in full in cash (USD) on or prior to November 30, 2012, unless such amounts are repaid upon such other terms as the Holder may agree in its sole and absolute discretion.

3.

The Company agrees to make the payments as specified in Paragraph (2) hereof and understands and agrees that:

(a) All the rights and remedies, stipulations, and conditions contained in said Note relating to default in the making of payments under the Note shall also apply to default in the making of said extension of payments hereunder.

(b) All covenants, agreements, stipulations, and conditions in said Note dated February 10, 2011 shall be and remain in full force and effect, except as herein modified, and none of the Company's obligations or liabilities under said Note shall be diminished or released by any provisions hereof, nor shall this Extension in any way impair, diminish, or affect any of the Holder's rights ender or remedies on the Note, whether such rights or remedies arise thereunder or by operation of law.

Dated: June 1, 2012

Holders Victor M Loehrer

By:_____________________________________

Victor M Loehrer

4507- 103" Late NE, Kirkland, Washington 98033

Dated: June 1, 2012

 Company: Shop Eat Live, Inc.

By:____________________________________________

Hal Sklar as President of Shop lit Live, Inc.